Embarcadero Funds

(formerly Van Wagoner Funds)

SUPPLEMENT DATED OCTOBER 29, 2008 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 11, 2008

This Supplement updates certain information contained in the Van Wagoner Funds’ Prospectus and Statement of Additional Information dated April 11, 2008 (as supplemented on May 1, 2008, May 15, 2008, June 19, 2008 and September 29, 2008). You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

New Developments and Important News for Shareholders

On October 23, 2008, shareholders of the Alternative Strategies Fund (formerly the Mid-Cap Growth Fund) voted to approve a new advisory agreement for the Fund with Van Wagoner Capital Management, Inc. (“VWCM”).
This change, which follows from important changes approved by other Embarcadero Funds at a September 26, 2008 shareholder meeting, is part of the Board’s ongoing initiatives designed to benefit investors by improving performance and reducing expenses over time.

The new advisory agreement will be effective November 1, 2008, and the Alternative Strategies Fund will begin its new investment program as a fund of funds at that time. Prior supplements to the Prospectus contain information about the Fund’s new investment program, the risks associated with the program, and VWCM, as well as the Fund’s portfolio manager.

Also, shareholders approved, subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure for the Alternative Strategies Fund. Shareholders of the All-Cap Growth Fund (formerly Small-Cap Growth Fund) and Small-Cap Growth Fund (formerly Emerging Growth Fund) approved a “manager of managers” structure for those Funds at the earlier meeting. Accordingly, new disclosure will be added to the Prospectus for these three Funds, containing the following information:

Shareholders of the Funds have approved, subject to SEC relief, a “manager of managers” structure allowing the Adviser and a Fund to (1) engage new or additional subadvisers; (2) enter into and modify existing investment subadvisory agreements; and (3) terminate and replace subadvisers, in each case without obtaining further approval of a Fund’s shareholders, provided that (a) the subadviser is not an “affiliated person” of the Adviser or the Funds, other than by reason of serving as a subadviser to a Fund, and (b) the Board has approved the new or amended subadvisory agreement. Although approved by shareholders, before a Fund can implement the “manager of managers” structure, the SEC must provide relief from certain provisions of the Investment Company Act of 1940, either by rule or exemptive order. Any such relief would typically require the satisfaction of a number of conditions. The precise contours of these conditions are not known at this time, but may require, for example, that within 90 days of a change to a Fund’s subadvisory agreement, the Fund provide its shareholders with an information statement containing information about the subadviser and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. While the Funds do not currently intend to seek an exemptive order to obtain such relief, they may do so in the future.

Finally, the proposed advisory arrangements and other matters for the Post-Venture Fund and Technology Fund did not receive sufficient votes to pass at the October 23, 2008 meeting. Accordingly, the Board of Directors is considering other actions to take for these Funds. While other actions are under consideration, the Officers and Board of Directors will continue to oversee their investment programs and they will continue to invest primarily in high quality short-term money market funds or instruments.